THE ARBITRAGE FUNDS

The Arbitrage Event-Driven Fund

The Arbitrage Credit Opportunities Fund

(the “Funds,” each a “Fund”)

Supplement dated May 18, 2018 to the Statement of Additional

Information (“SAI”) dated September 30, 2017, as supplemented to date

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

1.              Effective June 30, 2018, The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund are removed from the table under “Dealer Concessions — Front-End Sales Charges — The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund” on page 56 of the SAI and the following information is added above the table:

Front-End Sales Charges — The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price*	Your Sales Charge as a Percentage of Your Net Investment	Dealer’s Concession as a Percentage of Offering Price
Less than $100,000	3.25%	3.36%	2.75%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 or more	0.00%	0.00%	Up to 1.00%**

*           If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you may be subject to a deferred sales charge of up to 1.00% if you redeem your shares within eighteen months of purchase.

**  Effective June 30, 2018, the Distributor, at its own discretion, will pay a commission to dealers on purchases of $250,000 or more as follows: 1.00% on sales of $250,000 up to $3,000,000, 0.50% on sales of $3,000,000 up to $10,000,000 and 0.25% on sales of $10,000,000 or more.  Payments of 12b-1 fees to broker-dealers and others who receive a finder’s fee will begin after the Class A shares have been held for one year. For shares purchased prior to June 30, 2018, the Distributor, at its own discretion, will pay a commission to dealers on purchases of $500,000 or more as follows: 1.00% on sales of $500,000 up to $3,000,000, 0.50% on sales of $3,000,000 up to $10,000,000, and 0.25% on sales of $10,000,000 or more. Payments of 12b-1 fees to broker-dealers and others who receive a finder’s fee will begin after the Class A shares have been held for one year.

Please retain this supplement for future reference.